UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Hannon Armstrong Sustainable Infrastructure

Capital, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

On April 18, 2016, Hannon Armstrong Sustainable Infrastructure Capital, Inc. (the “Company”) originally filed Additional Definitive Proxy Soliciting Materials with the Securities and Exchange Commission consisting solely of the attached notice and access card. This Amendment No. 1 amends only the date in the following: stockholders that wish to receive a paper or e-mail copy of the proxy materials must make such a request before May 27, 2016 to facilitate timely delivery.

Hannon Amended Important Armstrong Notice of Availability Sustainable of Proxy Materials Infrastructure for the Annual Meeting Capital, of Stockholders Inc. of To Be Held On: June 7, 2016 at 9:30 a.m. ET the Westin Annapolis located at 100 Westgate Circle, Annapolis, MD 21401 COMPANY NUMBER JOHN SMITH 1234 MAIN STREET ACCOUNT NUMBER APT. 203 NEW YORK, NY 10038 CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/27/2016. Please visit http://www.astproxyportal.com/ast/18257/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. 1. The election as directors of the nominees listed below (except as marked 2. The ratification of the appointment of Ernst & Young LLP as the Company’s to the contrary below). independent registered public accounting firm for the fiscal year ending NOMINEES: December 31, 2016. Jeffrey W. Eckel Teresa M. Brenner Mark J. Cirilli M. O’Neil Charles Richard J. Osborne Steven G. Osgood The undersigned acknowledges of receipt from the Company before the execution of the this Annual proxy of the Notice of Stockholders, Annual Meeting the terms of Stockholders of which are and incorporated a Proxy Statement herein for by reference, and Meeting the 2015 Annual Report to Stockholders. Please note that you cannot use this notice to vote by mail.